NANOHOLDING INC. AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2014

(Unaudited)

NANOHOLDING INC. AND SUBSIDIARY

TABLE OF CONTENTS

June 30, 2014

F-1

NANOHOLDING INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

	June 30, 2014	December 31, 2013
	(Unaudited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$168,247	$100,367
Accounts receivable, net	1,673,462	1,524,303
Accounts receivable, related party	5,959	17,224
Inventory	1,156,511	1,484,456
Prepaid expenses	149,408	107,718

TOTAL CURRENT ASSETS	3,153,587	3,234,068

PROPERTY AND EQUIPMENT, net	595,396	672,704

OTHER ASSETS	13,494	73,504

TOTAL ASSETS	$3,762,477	$3,980,276

LIABILITIES AND EQUITY

CURRENT LIABILITIES:
Accounts payable	$265,263	$721,860
Accrued expenses	357,864	344,271
Current portion of bank term loan	-	60,000
Income taxes payable	215,627	-
Bank revolving line of credit	231,450	199,919

TOTAL CURRENT LIABILITIES	1,070,204	1,326,050

LONG-TERM LIABILITIES:
Accrued compensation - stock appreciation rights Plan A	58,999	58,999
Deferred lease incentives	37,421	43,836
Equity credits issued	11,373	25,079
Bank term loan, net of current portion	-	515,000

TOTAL LONG-TERM LIABILITIES	107,793	642,914

TOTAL LIABILITIES	1,177,997	1,968,964

Commitments (Note 6)

EQUITY:
Class A common stock: $.0001 par value, 2,600,000 shares authorized; 195,834 and 195,834 issued and outstanding at June 30, 2014 and December 31, 2013, respectively	20	20
Class B common stock: $.0001 par value, 2,000,000 shares authorized; 1,774,300 and 1,774,300 issued and outstanding at June 30, 2014 and December 31, 2013, respectively	177	177
Accumulated deficit	(614,705)	(1,104,665)
Total Nanoholding Inc. stockholders’ deficit	(614,508)	(1,104,468)
Non-controlling interest	3,198,988	3,115,780

TOTAL EQUITY	2,584,480	2,011,312

TOTAL LIABILITIES AND EQUITY	$3,762,477	$3,980,276

See accompanying notes to unaudited consolidated financial statements.

F-2

NANOHOLDING INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
SALES:
Third parties	$2,843,595	$1,799,206	$5,532,321	$4,138,294
Related party	24,367	74,698	107,052	130,273

Total Sales	2,867,962	1,873,904	5,639,373	4,268,567

COST OF SALES	1,381,527	1,262,548	2,831,668	2,624,400

GROSS PROFIT	1,486,435	611,356	2,807,705	1,644,167

OPERATING EXPENSES:
Salaries, wages and contract services	540,025	474,495	1,073,586	960,602
Professional services	152,751	149,411	338,777	221,714
Sales and marketing	92,609	102,976	166,126	184,984
Occupancy	89,777	91,338	180,512	185,938
Travel and entertainment	25,718	54,632	47,802	86,274
Depreciation	22,137	32,643	44,274	65,286
Administrative	66,054	54,829	111,916	95,701
Materials and development	4,710	9,360	26,369	22,473

Total Operating Expenses	993,781	969,684	1,989,362	1,822,972

INCOME (LOSS) FROM OPERATIONS	492,654	(358,328)	818,343	(178,805)

OTHER INCOME (EXPENSES):
Interest income	-	20	-	29
Interest expense	(10,091)	(28,004)	(17,424)	(56,530)
Other income, net	(12,137)	2,420	(12,124)	6,865

Total Income (Expenses)	(22,228)	(25,564)	(29,548)	(49,636)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	470,426	(383,892)	788,795	(228,441)

PROVISION FOR INCOME TAXES	(168,019)	-	(215,627)	-

NET INCOME (LOSS)	302,407	(383,892)	573,168	(228,441)

NET (INCOME) LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	(43,902)	10,603	(83,208)	33,170

NET (LOSS) INCOME ATTRIBUTABLE TO NANOHOLDING INC.	$258,505	$(373,289)	$489,960	$(195,271)

NET INCOME (LOSS) PER COMMON SHARE:
Basic	$0.13	$(0.19)	$0.25	$(0.10)
Diluted	$0.13	$(0.19)	$0.25	$(0.10)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	1,970,134	1,970,134	1,970,134	1,970,134
Diluted	1,970,134	1,970,134	1,970,134	1,970,134

See accompanying notes to unaudited consolidated financial statements.

F-3

NANOHOLDING INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Six Months Ended
	June 30,
	2014	2013
	(Unaudited)	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$573,168	$(228,441)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Bad debt (recovery) expense	-	(36)
Change in inventory obsolescence reserve	12,914	43,588
Depreciation and amortization expense	84,366	110,142
Amortization of deferred lease incentives	(6,415)	(6,415)
Change in operating assets and liabilities:
Accounts receivable	(149,159)	(50,005)
Accounts receivable related party	11,265	38,482
Inventory	315,031	(312,851)
Prepaid expenses and other assets	4,614	(80,093)
Accounts payable	(456,597)	269,506
Accrued expenses	13,593	78,678
Income taxes payable	215,627	-

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	618,407	(137,445)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(7,058)	(30,111)

NET CASH USED IN INVESTING ACTIVITIES	(7,058)	(30,111)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments made for member unit redemptions	-	(93,213)
Repayment of bank line of credit, net	(483,469)	-
Repayment of bank loans	(60,000)	-

NET CASH USED IN FINANCING ACTIVITIES	(543,469)	(93,213)

NET INCREASE (DECREASE) IN CASH	67,880	(260,769)

CASH, beginning of year	100,367	1,540,581

CASH, end of period	$168,247	$1,279,812

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest
Interest	$14,889	$28,255
Income taxes	$-	$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Value of equity credits forfeited at original purchase price, in exchange for cancellation of receivables	$13,706	$-

See accompanying notes to unaudited consolidated financial statements.

F-4

NANOHOLDING INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2014

NOTE 1 – NATURE OF OPERATIONS AND REORGANIZATION

Nature of operations

Nanoholding Inc. and Subsidiary (the “Company”) develops and markets products based on technology which permits the fabrication of oriented, ultra-thin films of organic or polymeric crystals. The Company also produces a line of personal lens cleaners and accessories. These products are marketed internationally primarily to customers in the eyeglass industry. Nanoholding Inc. (“Nanoholding”) is a holding company formed under the laws of Delaware on February 24, 2014. Nanoholding is a majority owner of membership interests in Nanofilm, Ltd. (“Nanofilm”), a company formed under the laws of the Ohio on June 14, 1995 as a limited liability company.

Reorganization

In February 2014, on a one to one basis, Class A and Class B unit owners of Nanofilm exchanged their respective units into Class A common stock and Class B common stock, respectively, of Nanoholding, respectively. Similar to Nanofilm’s Class A and Class B unit owners voting rights, holders of Nanoholding’s Class A Common Stock shall be entitled to one vote in person or by proxy for each share of Class A Common Stock held by such holder and every holder of Class B Common Stock shall be entitled to one hundred votes in person or by proxy for each share of Class B Common Stock held by such holders. The Class Z unit owner retained their member interest in Nanofilm. As a result of the share exchange, Nanofilm became a majority-owned subsidiary of the Company. During and after the restructuring, there has been no change to the Company’s principal managers and Nanofilm has remained under common operating, management and financial control. As a result, the reorganization has been accounted for as a combination of entities under common control and recapitalization of Nanofilm with no adjustment to the historical basis of the assets and liabilities of Nanofilm, and the operations are consolidated and all equity and per unit equity data is presented retroactively as if the reorganization occurred as of the beginning of the first accounting period presented in these consolidated financial statements. The Class Z member of Nanofilm is accounted for as a non-controlling interest.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The Company’s consolidated financial statements include the financial statements of its 85.5% majority-owned subsidiary, Nanofilm, Ltd. All significant intercompany accounts and transactions have been eliminated in consolidation.

Management acknowledges its responsibility for the preparation of the accompanying consolidated financial statements which reflect all adjustments, consisting of normal recurring adjustments, considered necessary in its opinion for a fair statement of its consolidated financial position and the consolidated results of its operations for the periods presented. The accompanying unaudited consolidated financial statements for the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (the “U.S. GAAP”) and the rules and regulations of the U.S. Securities and Exchange Commission for interim financial information. Operating results for interim periods are not necessarily indicative of results that may be expected for the fiscal year as a whole. All necessary adjustments have been made to present the consolidated financial statements in accordance with U.S. GAAP. These consolidated financial statements should be read in conjunction with the summary of significant accounting policies and notes to financial statements included in the Company’s audited financial statements for the years ended December 31, 2013 and 2012.

F-5

NANOHOLDING INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2014

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Use of estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates for the six months ended June 30, 2014 and 2013 include the allowance for doubtful accounts on accounts receivable, the allowance for obsolete inventory, the useful life of property and equipment, assumptions used in assessing impairment of long-term assets, and the fair value of any equity incentives.

Fair value of financial instruments

The Company adopted the guidance of Accounting Standards Codification (“ASC”) 820 for fair value measurements which clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1-Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2-Inputs are quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3-Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the consolidated balance sheets for cash and cash equivalents, accounts receivable, loans and lines of credit, accounts payable, accrued expenses, and other payables approximate their fair market value based on the short-term maturity of these instruments.

The Company analyzes all financial instruments with features of both liabilities and equity under the FASB’s accounting standard for such instruments. Under this standard, financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Depending on the product and the terms of the transaction, the fair value of notes payable and derivative liabilities were modeled using a series of techniques, including closed-form analytic formula, such as the Black-Scholes option-pricing model.

F-6

NANOHOLDING INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2014

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following table presents a reconciliation of the liabilities measured at fair value on a recurring basis using significant unobservable input (Level 3) for the six months ended June 30, 2014:

	Stock Appreciation Rights Plan A	Equity Credits Issued
Balance at December 31, 2013	$58,999	$25,079
Equity credits forfeited	-	(13,706)
Balance at June 30, 2014	$58,999	$11,373

ASC 825-10 “Financial Instruments”, allows entities to voluntarily choose to measure certain financial assets and liabilities at fair value (fair value option). The fair value option may be elected on an instrument-by-instrument basis and is irrevocable, unless a new election date occurs. If the fair value option is elected for an instrument, unrealized gains and losses for that instrument should be reported in earnings at each subsequent reporting date. The Company did not elect to apply the fair value option to any outstanding instruments.

Cash and cash equivalents

For purposes of the consolidated statements of cash flows, the Company considers all highly liquid instruments with a maturity of three months or less at the purchase date and money market accounts to be cash equivalents.

Accounts receivable

The Company recognizes an allowance for losses on accounts receivable in an amount equal to the estimated probable losses net of recoveries. The allowance is based on an analysis of historical bad debt experience, current receivables aging, and expected future write-offs, as well as an assessment of specific identifiable customer accounts considered at risk or uncollectible. The expense associated with the allowance for doubtful accounts is recognized as administrative expense. At June 30, 2014 and December 31, 2013, outstanding accounts receivable are shown net of allowance for doubtful accounts of $15,892 and $16,017, and sales discount reserve of $9,594 and $10,555, respectively.

Inventory

Inventory is stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method.

Revenue recognition

Pursuant to the guidance of ASC Topic 605, the Company recognizes sales when persuasive evidence of an arrangement exists, delivery has occurred, the purchase price is fixed or determinable and collectability is reasonably assured. Net sales is recognized when the product is shipped to the customer and title is transferred.

F-7

NANOHOLDING INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2014

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Sales incentives and consideration paid to customers

The Company accounts for certain promotional costs such as sales incentives and cooperative advertising as a reduction of net sales. For the three and six months ended June 30, 2014 and 2013, the Company recorded approximately $35,010 and $37,368, and $65,508 and $70,023, respectively, as a reduction of sales related to these costs.

Cost of sales

Cost of sales includes inventory costs, labor and related benefits, depreciation, overhead and shipping and handling costs incurred.

Shipping and handling costs

Shipping and handling costs incurred relating to the purchase of inventory are included in inventory which is charged to cost of sales as product is sold. Shipping and handling costs charged to customers are included in sales. For the three months ended June 30, 2014 and 2013 and for the six months ended June 30, 2014 and 2013, shipping and handling costs incurred for product shipped to customers are included in cost of sales and amounted to $56,923 and $67,128, and $109,908 and $125,688, respectively.

Research and development

Research and development costs are expensed as incurred. For the three months ended June 30, 2014 and 2013 and for the six months ended June 30, 2014 and 2013, research and development costs were $148,400 and $253,281, and $295,369 and $459,886, respectively, and are included in operating expenses on the accompanying consolidated statements of operations.

Advertising costs

The Company participates in various advertising programs. All costs related to advertising of the Company’s products are expensed in the period incurred. For the three months ended June 30, 2014 and 2013 and for the six months ended June 30, 2014 and 2013, advertising costs charged to operations were $53,783 and $62,680, and $92,114 and $110,010, respectively and are included in sales and marketing on the consolidated accompanying statements of operations. These advertising expenses do not in include cooperative advertising sales incentives and which have been deducted from sales.

Federal and state income taxes

The Company accounts for income tax using the liability method prescribed by ASC 740, “Income Taxes”. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the year in which the differences are expected to reverse. The Company records a valuation allowance to offset deferred tax assets if based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized as income or loss in the period that includes the enactment date.

F-8

NANOHOLDING INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2014

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The Company’s subsidiary, Nanofilm, operates as a limited liability company and passes all income and loss to each member based on their proportionate interest in Nanofilm.

The Company follows the accounting guidance for uncertainty in income taxes using the provisions of Accounting Standards Codification (ASC) 740 Income Taxes. Using that guidance, tax positions initially need to be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. As of June 30, 2014 and December 31, 2013 and, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements. Tax years that remain subject to examination are the years ending on and after December 31, 2010. The Company recognizes interest and penalties related to uncertain income tax positions in other expense. However, no such interest and penalties were recorded as of June 30, 2014.

Member distributions

At the election of the Company’s subsidiary’s Board of Managers’, the Company may make periodic distributions to members of the subsidiary based on a percentage of the Company’s estimated taxable income.

Income per share of common stock

Basic net income per common share is computed by dividing net income available to common stockholders (Class A and B) by the weighted average number of shares of Class A and Class B common stock outstanding during the period. Diluted net income per common share is computed by dividing net income by the weighted average number of shares of Class A and Class B common stock, common stock equivalents and potentially dilutive securities outstanding during each period. As of June 30, 2014 and December 31, 2013, the Company did not have any potentially dilutive common shares.

NOTE 3 – INVENTORY

At June 30, 2014 and December 31, 2013, inventory consisted of the following:

	June 30, 2014	December 31, 2013
Raw materials	$824,394	$1,055,667
Finished goods	612,704	696,461
	1,437,098	1,752,128
Less: reserve for obsolete inventory	(280,587)	(267,672)
Inventory, net	$1,156,511	$1,484,456

F-9

NANOHOLDING INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2014

NOTE 4 – EQUITY

In February 2014, on a one to one basis, Class A and Class B member unit owners of Nanofilm exchanged their respective units into Class A common stock and Class B common stock, respectively, of Nanoholding, respectively. Similar to Nanofilm’s Class A and Class B member unit owners voting rights, holder of the Company’s Class A Common Stock shall be entitled to one vote in person or by proxy for each share of Class A Common Stock held by such holder and every holder of Class B Common Stock shall be entitled to one hundred votes in person or by proxy for each share of Class B Common Stock held by such holder.

NOTE 5 – BANK LOANS AND LINES OF REVOLVING CREDIT FACILITY

On July 30, 2013 the Company entered into a financing arrangement with Fifth Third Bank to provide funds to repay notes payable to Class A stockholders and provide working capital. The financing arrangement provided for a $600,000 term loan (the “Fifth Third Term Loan”) and a $1,200,000 Revolving Credit Facility (“the Fifth Third Revolving Credit Facility”) as described below.

	Fifth Third Term Loan	Fifth Third Revolving Credit Facility
Amount	$600,000		$1,200,000
Loan term	5 years		1 year
Interest rate	Libor plus 3% (3.138% at December 31, 2013)		Libor plus 2.75% (2.92% at December 31, 2013)
Monthly payment	$5,000 monthly plus interest	$	Interest only

At December 31, 2013, the Fifth Third Term Loan and Fifth Third Revolving Credit Facility were as follows:

	Fifth Third Term Loan	Fifth Third Revolving Credit Facility
Balance at December 31, 2013	$575,000	$199,919
Less: current portion	(60,000)	(199,919)
Bank term loan, net of current portion	$515,000	$-

The Fifth Third Term Loan and Fifth Third Revolving Credit Facility were repaid in April 2014.

F-10

NANOHOLDING INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2014

NOTE 5 – BANK LOANS AND LINES OF REVOLVING CREDIT FACILITY (continued)

In April 2014, the Company entered into a $1,500,000 revolving credit note agreement (the “Revolving Note”) with a bank. The unpaid principal balance of this Revolving Note is payable on demand, is secured by all of the Company’s assets, and bears interest computed at a rate of interest (the “Effective Rate”) which is equal to 7.0% above the LIBOR Rate, as defined, payable monthly. The Company shall pay to Lender a late charge of 5.0% of any monthly payment not received by Lender within 10 calendar days after said payment is due. The Company, at any time or from time to time upon three business days’ written notice to Lender, prepay the Note in whole provided that (i) if Borrower prepays the Revolving Note in full and terminates the Revolving Note after the date hereof, or (ii) Lender, after the date hereof, terminates the Revolving Note after default, then Borrower shall pay, in addition to all other amounts due to Lender and/or paid by the Company, a termination premium equal to 2.0% of the maximum loan amount. The Company used the proceeds of the Revolving Note disbursed at closing to retire and extinguish all indebtedness of the Company to Fifth Third Bank. The Company borrowed approximately $988,000 under the Revolving Note which repaid Fifth Third Bank.

At June 30, 2014, amounts due pursuant to the Revolving Note amounted to $231,450.

At June 30, 2014, maximum funds available to borrow under the Revolving Note amounted to $1,268,550. The weighted average interest rate during the period was approximately 6.8%.

NOTE 6 – RELATED PARTY TRANSACTIONS

Sales to related party

During the three and six months ended June 30, 2014 and 2013, the Company engaged in certain sales transactions with the owner of Nanofilm’s Class Z Membership Units. These transactions were conducted during the normal course of the Company’s business on terms consistent with similar transactions with unrelated parties. Sales to the related party totaled $24,367 and $74,698 for the three months ended June 30, 2014 and 2013, respectively. Sales to the related party totaled $107,052 and $130,273 for the six months ended June 30, 2014 and 2013, respectively. Accounts receivable from the related party totaled $5,959 and $17,224 at June 30, 2014 and December 31, 2013, respectively.

Other

A board member is a principal in an investment advisory firm which the Company paid approximately $23,000 and $90,000 in fees and expenses during the three and six months ended June 30, 2014.

NOTE 7 – CONCENTRATIONS

Concentrations of credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of trade accounts receivable and cash deposits and investments in cash equivalent instruments.

F-11

NANOHOLDING INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2014

NOTE 7 – CONCENTRATIONS (continued)

The Company places its cash in banks at levels that, at times, may exceed federally insured limits. There were no balances in excess of FDIC insured levels as of June 30, 2014 and December 31, 2013. The Company has not experienced any losses in such accounts through June 30, 2014.

Customer concentrations

Customer concentrations for the three and six months ended June 30, 2014 and 2013 are as follows:

	Sales
	For the three months ended June 30,		For the six months ended June 30,
	2014	2013	2014	2013
Customer A	24%	40%	22%	33%
Customer B	30%	5%	29%	3%
Customer C	7%	15%	11%	14%
Total	61%	60%	62%	50%

	Accounts Receivable
	As of June 30,	As of December 31,
	2014	2013
Customer A	35%	35%
Customer B	38%	32%
Customer C	6%	8%
Total	73%	75%

A reduction in sales from or loss of such customers would have a material adverse effect on our consolidated results of operations and financial condition.

Geographic concentrations of sales

For the six months ended June 30, 2014 and 2013, total sales in the United States represent 89% and 85% of total sales, respectively. No other geographical area accounting for more than 10% of total sales during the six months ended June 30, 2014 and 2013.

Vendor concentrations

For the six months ended June 30, 2014, the Company purchased 47% of its inventory from three suppliers (25%, 12% and 10%, respectively). For the six months ended June 30, 2013, the Company purchased 33% of its inventory from two suppliers (22% and 11%, respectively).

F-12

NANOHOLDING INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2014

NOTE 8 – PLAN OF MERGER

On March 10, 2014, Nanoholding entered into an Agreement and Plan of Merger and Exchange (the “Merger Agreement”) with Applied Nanotech Holdings, Inc., a Texas corporation (the “Applied Nano”), together with its wholly owned subsidiaries PEN INC, a Delaware corporation (“PEN”) and NanoMerger Sub Inc., a Delaware corporation (“Merger Sub”) and with Carl Zeiss, Inc. (“Zeiss”), the Class Z member of Nanofilm, pursuant to which, subject to the terms and conditions of the Merger Agreement, Nanoholding will merge with and into Merger Sub and become a wholly-owned subsidiary of PEN (the “Merger”) with Nanoholding shareholders receiving Class A and Class B common shares of PEN, and Applied Nano will merge with and into PEN for re-domestication purposes. Immediately thereafter Zeiss will exchange its interest in Nanofilm for Class Z common shares of PEN. If additional Class A common shares or Class B common shares or other common equivalents of PEN are issued, the holder of the Class Z common shares has the right to purchase additional Class Z common shares necessary to prevent dilution of the Class Z shareholder as a percentage of the total common equivalent. Applied Nano provides nanotechnology research and development services. Upon completion of the Merger, current stockholders of Applied Nano and holders of certain debt convertible into Applied Nano’s common stock are expected to receive approximately 38% of PEN’s outstanding common stock and stockholders of Nanoholding and Zeiss are expected to receive approximately 62% of PEN’s outstanding common stock. Consummation of the Merger is subject to certain conditions, including (i) approval by the holders of at least a majority of Applied Nano’s common stock, (ii) payment or conversion of all of Applied Nano’s debt that is convertible into its equity securities (exclusive of the any securities issued as part of the Bridge Financing), and (iii) the absence of any law restraining, enjoining or prohibiting the Merger. Moreover, each party’s obligation to consummate the Merger and the exchange is subject to certain other conditions including (a) the accuracy of the other parties’ representations and warranties (subject to customary materiality qualifiers) and (b) the other parties’ material compliance with its covenants and agreements contained in the Merger Agreement. The Company intends to treat this transaction as a reverse acquisition using the acquisition method of accounting with the Company as the acquirer for accounting purposes.

NOTE 9 – SUBSEQUENT EVENTS

The Company has evaluated events and transactions that occurred between June 30, 2014 and August 27, 2014, which is the date that the consolidated financial statements were available to be issued, for possible recognition or disclosure in the consolidated financial statements.

On August 22, 2014, the shareholders of Applied Nano approved the Merger Agreement and on August 27, 2014, the Merger Closed.

F-13